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                                                                    EXHIBIT 99.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Quarterly Report of Texas Biotechnology Corporation (the "Company") on Form 10-Q for the period ending September 30, 2002 (the "Report"), as filed with the Securities and Exchange Commission on the date hereof, I, Stephen L. Mueller, Vice President, Finance & Administration of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ STEPHEN L. MUELLER
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Stephen L. Mueller
Vice President, Finance & Administration

November 8, 2002